Exhibit 10.2

                 Cox Communications, Inc. 2005 Performance Plan
                           Performance Award Statement


Name: [        ]

Performance Award Target:  [            ]



The 2005 Performance Plan

You are being given the opportunity to participate in, and receive an award under, the Cox Communications, Inc. (CCI) 2005 Performance Plan (the Plan). Your award would be a cash payout based on CCI's operating performance over a five-year measurement period from January 1, 2005 through December 31, 2009. The attached award schedule contains your target award, along with a range of potential payout amounts, which will vary based on CCI's performance (as discussed below) from 0 to 200% of the target award amount.

Your Performance Award

To receive an award under the Plan, you must have agreed to surrender all of your outstanding CCI options by signing and returning an option exchange agreement. If you properly and timely surrender your options, your award under the Plan will become effective upon expiration of CCI's option exchange offer. For more information about the option exchange offer, please review the enclosed Option Exchange Legal Disclosure document.

Your target award amount is based on the estimated value of your exchanged options, and will be payable based on CCI's achievement of a pre-established performance goal equal to the excess of CCI's cumulative operating cash flow over its cumulative capital expenditures over the five-year measurement period. This performance goal, based on CCI's current business plan, is $12.273 billion, which may be adjusted if there are significant changes in CCI's business or operations, such as acquisitions, divestitures or other material changes. CCI's actual performance toward this goal will be tracked, and you will receive a statement each year updating you on this progress. Your actual payout at the end of the measurement period may be more or less than your target award amount (from a minimum of 0 to a maximum of 200%) depending on CCI's actual performance versus the performance goal. See Section 8 of the Plan for more information.

Vesting and Termination Provisions

Your performance award payout will be calculated at the end of the five-year measurement period (December 31, 2009). If you resign or if your employment is terminated for any reason prior to that time (including without limitation by reason of death, disability or retirement, or as part of a business transaction pursuant to which CCI has elected to modify the continuation of employment requirements under the Plan), you will receive that percentage of your target award which became vested as of the December 31st prior to your retirement, resignation, death or other termination, or in certain cases you may receive a minimum payout. These vested percentages and minimum payouts are described in more detail in Sections 7 and 8 of the Plan.


This Performance Award Statement is intended to provide you with basic information on important provisions of the Plan. Because it is a summary, it does not contain all of the details of the Plan. In the event of any inconsistency between this Performance Award Statement and the Plan document, the Plan document will control. You are encouraged to read the Plan document in its entirety.

                Personalized Performance Plan Award Schedule for:

                                   [      ]





  ---------------------------------------- ------------------------------ ---------------------------------
          Performance Measure:                % of Target Award                       Payout Amount
          Cumulative OCF-CAPEX                     Earned
                  (A)                                (B)                                   (C)
---------------------------------------- ------------------------------ -----------------------------------
---------------------------------------- ------------------------------ -----------------------------------
               $14,728                          Maximum: 200%                             [      ]
---------------------------------------- ------------------------------ -----------------------------------
---------------------------------------- ------------------------------ -----------------------------------
               $14,114                              175%                                 [      ]
---------------------------------------- ------------------------------ -----------------------------------
---------------------------------------- ------------------------------ -----------------------------------
               $13,500                              150%                                 [      ]
---------------------------------------- ------------------------------ -----------------------------------
---------------------------------------- ------------------------------ -----------------------------------
               $12,887                              125%                                 [      ]
---------------------------------------- ------------------------------ -----------------------------------
---------------------------------------- ------------------------------ -----------------------------------
               $12,273                          Target: 100%                             [      ]
---------------------------------------- ------------------------------ -----------------------------------
---------------------------------------- ------------------------------ -----------------------------------
               $11,046                             83.3%                                 [      ]
---------------------------------------- ------------------------------ -----------------------------------
---------------------------------------- ------------------------------ -----------------------------------
               $ 9,818                             67.7%                                 [      ]
---------------------------------------- ------------------------------ -----------------------------------
---------------------------------------- ------------------------------ -----------------------------------
               $ 8,591                              50%                                  [      ]
---------------------------------------- ------------------------------ -----------------------------------
---------------------------------------- ------------------------------ -----------------------------------
               $ 8,590                          Minimum: 0%                              [      ]
---------------------------------------- ------------------------------ -----------------------------------

(A) Cumulative Operating Cash Flow (OCF) - Capital Expenditures (CAPEX) is expressed in millions.

(C) Payout Amount is calculated by multiplying your Target Award by % of Target Award Earned (B)


Please note that the Performance Plan Schedule above is only a sample of possible payout amounts, assuming you remain actively employed for the five years of the Plan. Your actual payout is based upon a straight-line interpolation of Cumulative OCF-CAPEX.